EXHIBIT 10.1




                         EBANK FINANCIAL SERVICES, INC.
                            STOCK PURCHASE AGREEMENT
                                FEBRUARY 26, 2003




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                            STOCK PURCHASE AGREEMENT
                            ------------------------


     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made on the 26th day of February, 2003, by and between ebank Financial Services, Inc., a Georgia corporation (the "Company"), and Marshall Investments, L.P., a Georgia limited partnership ("Investor").

                                    AGREEMENT
                                    ---------

THE  PARTIES  HEREBY  AGREE  AS  FOLLOWS:

     1.   Purchase  and  Sale  of  Stock.
          ------------------------------

          1.1.     Sale  and Issuance of Common Stock.  Subject to the terms and
                   ----------------------------------
conditions of this Agreement, Investor agrees to purchase at the Closing and the Company agrees to sell and issue to Investor at the Closing 1,200,000 shares of the Company's common stock (the "Common Stock") for the purchase price of $0.90 per share.

          1.2.     Closing.  The  purchase  and  sale  of the Common Stock shall
                   -------
take place at the Company's main office located at 2410 Paces Ferry Road, Suite 190, Atlanta, Georgia 30339 at 10:00 A.M., on the business day following the date on which all conditions listed in Sections 5 and 6 have been satisfied or at such other time and place as the parties hereto mutually agree upon orally or in writing. At the Closing, the Company shall deliver to Investor certificates representing the Common Stock against payment of the purchase price therefor by check or wire transfer. This Agreement may be terminated by either party if, through no fault of the terminating party, the Closing has not occurred within 120 days of the date of this Agreement.

          1.3.     Option.  At  the Closing, the Company shall grant to Investor
                   ------
an option to purchase additional shares of the Company's outstanding common stock according to the provisions of this Section 1.3 (the "Option").

                  1.3.1.  Number  of  Shares.  The  number  of  shares of common
                          ------------------
stock subject to the Option shall be the number of shares that is necessary for Investor to maintain ownership of 20% of the Company's outstanding common stock immediately after the exercise, calculated with respect to any issuances of new shares that occur (i) during the period that ends on July 1, 2006 or (ii) as a result of any exercise of any New Rights (as defined below), but excluding for such purpose any new issuance of shares that occur after July 1, 2006 other than pursuant to any New Rights; provided however, the ownership percentage which is
                             -------- -------
the subject of the option shall be decreased proportionately to the extent Investor transfers any or all of the Common Stock and/or any shares of the Company's common stock received by Investor upon exercise of the Option.

                  1.3.2.  Term.  The  Option  shall  be exercisable from time to
                          ----
time  for  a  period  that  ends on July 1, 2006, provided, however, that in the
                                                  --------  -------
event that the Company issues any options, warrants or similar rights to purchase Company stock (including the issuance of securities that are convertible into common stock) or resets the exercise price or extends the term


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of  any  existing  option,  warrant  or  similar  rights  prior  to July 1, 2006
(collectively, "New Rights"), then the Option term with respect to shares issuable pursuant to any New Rights shall be extended until the earlier of: (i) 30 days after the date on which the Company notifies Investor that the Company has issued common shares pursuant to the last of any New Rights exercised; or
(ii) the latest expiration date of any New Rights. The Company agrees to give Investor notice of any such issuance within five business days.

                  1.3.3.  Exercise Price.  The exercise price per share shall be
                          --------------
equal to the lesser of: (i) the book value per share as reported in the Company's most recently filed Form 10-K or 10-KSB prior to the date of exercise adjusted to reflect the results of the transactions contemplated by this Agreement; provided, however, the exercise price per share calculated pursuant
            --------   -------
to this clause (i) shall never be less than 85% of the average daily closing price of the Company's common stock for the 20 trading days immediately prior to the date of any exercise of the Option; or (ii) the most recent per share price of any sale of capital stock by the Company that occurs subsequent to the date of Closing (other than sales of stock pursuant to (i) the exercise of warrants on terms disclosed on Exhibit A attached hereto, (ii) the exercise of any
                          ----------
repriced warrants as described on the Schedule of Exceptions attached hereto, or
(iii) the Company's 1998 Stock Incentive Plan, as such plan may be amended from time to time). The exercise price for the Option shall be adjusted in the event of any recapitalization such as a stock split, stock dividend, etc.

     2.   Representations  and  Warranties of the Company.  The Company hereby
          -----------------------------------------------
represents and warrants to Investor that, except as set forth on a Schedule of Exceptions furnished to Investor prior to the execution hereof and attached hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1.     Organization.  The  Company is a corporation, duly organized,
                   ------------
validly existing and in good standing under the laws of the State of Georgia. ebank (the "Thrift") is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States. Each has all requisite corporate power and authority and possesses all licenses, permits and authorizations necessary for it to own its properties and conduct its business as presently conducted.

          2.2.     Capital  Stock.  The  authorized capital stock of the Company
                   --------------
consists of (i) 10,000,000 shares of common stock, $0.01 par value, of which shares 1,728,223 are issued and outstanding and (ii) 10,000,000 shares of preferred stock, $0.01 par value, of which 2,410,000 shares of Series A preferred stock are issued and outstanding. Each share of series A preferred stock is convertible by the holder into one share of common stock. All of the outstanding shares of the Company's capital stock are validly issued, fully paid and non-assessable, and none of such shares was issued in violation of the preemptive rights of any person. The authorized capital stock of the Thrift consists of 10,000,000 shares of common stock, $.01 par value, of which 850,000 shares are issued and outstanding. All of the outstanding shares of the Thrift are validly issued, fully paid, and non-assessable, and none of such shares was issued in violation of the preemptive rights of any person. The Company has no subsidiaries other than the Thrift. The Company owns all of the issued and outstanding shares of capital stock of the Thrift and all of such shares are held free and clear of any lien. A complete and accurate list of all


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subscriptions, options, warrants, calls, commitments, or agreements to issue any additional shares of capital stock or any other equity security, along with the terms of the same, is attached hereto as Exhibit A and incorporated herein by
                                            ---------
reference.

          2.3.     Foreign  Qualifications.  Each  of the Company and the Thrift
                   -----------------------
is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on its business or properties.

          2.4.     Authorization.  This  Agreement  and  its  execution  by  the
                   -------------
Company have been duly authorized, approved and ratified by the Board of Directors of the Company at a meeting duly called and held at which a quorum was present and acting throughout, and is valid and binding on the Company. This Agreement represents a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          2.5.     Non-contravention.  The  execution  and  delivery  of  this
                   -----------------
Agreement by the Company and the carrying out of the transactions contemplated hereby will not (i) violate any provisions of its Articles of Incorporation or Bylaws, (ii) result in any breach or violation of the terms or conditions of, require any consent or cause or create a lien on any assets of the Company or the Thrift or right to any acceleration, under any agreement to which it is a party or any judgment, decree or order of any court or administrative agency having jurisdiction over it, or (iii) violate or result in a violation of any federal or state law, statute, ordinance, rule or regulations applicable to it, subject to securing required regulatory approvals. Other than in connection with applicable securities laws, state corporate laws and the rules of Nasdaq, and other than filings or consents required with respect to any regulatory authorities, and other than consents, filings, or notifications which, if not obtained or made, are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company or the Thrift, no notice to, filing with, or consent of any public body or authority is necessary for the consummation by the Company of the other transactions contemplated by this Agreement.

          2.6.     Financial Statements.  The audited consolidated statements of
                   --------------------
financial condition of the Company at December 31, 2001, 2000 and 1999, and the related consolidated statements of income, shareholders' equity, and cash flows for the years then ended, and the notes thereto, and the unaudited consolidated statement of condition at September 30, 2002, and the related unaudited consolidated statement of income for the periods then ended and the notes thereto (the audited consolidated financial statements at December 31, 2001, 2000 and 1999, and for the years then ended and the notes thereto are referred to as the "Annual Financials," and the unaudited consolidated financial statements at September 30, 2002, and for the period then ended and the notes thereto being referred to as the "Interim Financials") are complete and correct in all material respects, maintained in accordance with good business practices, and fairly present assets, liabilities, financial condition and results of consolidated operations of the Company as of the dates mentioned and for the periods then ended in conformity with GAAP applied on a consistent basis (subject to any exceptions as to consistency as specified in such reports and, in the case of interim consolidated financial statements, to normal recurring year-end adjustments).


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
          2.7.     Absence  of  Undisclosed  Liabilities.  The  Company  and the
                   -------------------------------------
Thrift do not have any liabilities that are reasonably likely to have, individually or in the aggregate, a material adverse effect with respect to the Company or the Thrift except (i) those accrued or reserved against on the Annual and Interim Financials or reflected in the notes thereto; (ii) such liabilities incurred or paid in the ordinary course of business since September 30, 2002, consistent with past business practice and which are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company.

          2.8.     SEC  Filings.  The  Company  has filed all forms, reports and
                   ------------
documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") since January 1, 1998 (collectively, the "Company SEC
Reports"). The Company SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the 1933 Act and the Securities Exchange Act of 1934 (the "Exchange Act"), as the case maybe, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of material fact or omit to state a material fact required to be stated in such the Company SEC Reports or necessary in order to make the statements in such the Company SEC Reports, in light of the circumstances under which they were made, not misleading. Each of the Company's consolidated financial statements (including, in each case, any related note) contained in the Company SEC Reports, including any Company SEC Reports filed after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited consolidated statements, as permitted by Form 10-Q or Form 10-QSB of the SEC) fairly presented or will fairly present the consolidated financial position of the Company and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim consolidated financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

          2.9.     Litigation.  All  of  the  claims  filed  in  the  trademark
                   ----------
infringement case involving Huntington Bank and its affiliate, ebanc LLC, as described in the Company SEC Reports (the "Huntington Litigation") have been voluntarily dismissed by all parties and no litigation regarding this matter is currently pending. Other than the Huntington Litigation and except to the extent otherwise specifically reserved against in the Annual and Interim Company Financials or the notes thereto, there are no causes of action pending or (to the knowledge of the Company) threatened against the Company or the Thrift or regulatory orders, memoranda of understanding or similar documents involving the Company or the Thrift that are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company or the Thrift.

          2.10.     Regulatory.  Since  January  1,  1998,  the  Company and its
                    ----------
subsidiaries (including the Thrift) have filed all reports they were required to file with the FDIC, the Federal Reserve, the Georgia Department of Banking and Finance and the Office of Thrift Supervision. As of their respective dates, all such reports complied in all material respects with all rules, regulations and instructions promulgated by such agencies and did not contain any untrue


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
statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Neither the Company nor the Thrift has received a less than satisfactory rating on any regulatory exam or has been notified by any regulator than such a rating will be assigned or is being considered.

          2.11.     General  Legal  Compliance.  To  the  best  knowledge of the
                    --------------------------
Company with respect to the conduct of its business, the Company and the Thrift are in compliance in all material respects with all applicable federal, state or local laws, regulations, ordinances, decrees or orders of any governmental entity, the noncompliance with which could have a material adverse effect on their business, prospects, financial condition or results of operations. The Company is not aware of the existence of any facts which would support the assessment of civil money penalties against the Company or the Thrift, their directors, officers or employees. To the knowledge of the Company, the Company and the Thrift have in effect all permits, governmental approvals, authorizations, certificates and licenses (the "Permits") to own, lease or operate its assets and to carry on its business as now conducted, and to the knowledge of the Company, there has occurred no default under any such Permit. The Company has received no notification or communication from any agency or department or federal, state or local government or any other regulatory authority: (i) asserting that the Company or the Thrift is not in compliance with any law or order of such governmental or regulatory authority; (ii) threatening to revoke any Permits; or (iii) requiring the Company or the Thrift to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment or memorandum of understanding or to adopt any resolution or similar understanding which materially restricts the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies, its management or the payment of dividends.

          2.12.     Broker.  The  Company  is  not  in any way obligated for the
                    ------
payment of fees or expenses to any investment banker, broker or finder in connection with the origination, negotiation, execution or fairness of this Agreement or the transactions contemplated hereby, except for that certain fee payable to Attkisson, Carter & Company.

          2.13.     Absence  of  Changes.  Since  September  30, 2002, except as
                    --------------------
disclosed in the Annual and Interim Financials, there have been no events, changes or occurrences which have had or are reasonably likely to, individually or in the aggregate, a material adverse effect on the Company.

     3.   Representations  and  Warranties  of  Investor.  Investor  hereby
          ----------------------------------------------
represents,  warrants  and  covenants  that:

          3.1     Organization.  Investor  is  a  limited  partnership,  duly
                  ------------
organized, validly existing and in good standing under the laws of the State of Georgia. Michael P. Marshall, Sr. serves as Investor's sole general partner.

          3.2     Authorization.  Investor has full power and authority to enter
                  -------------
into this Agreement, and the Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.


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
          3.3      Purchase  Entirely  for  Own Account.  This Agreement is made
                   ------------------------------------
with Investor in reliance upon Investor's representation to the Company, which by Investor's execution of this Agreement Investor hereby confirms, that the Common Stock will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the immediate resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Investor further represents that Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

          3.4     Investment Experience.  Investor can bear the economic risk of
                  ---------------------
its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in Common Stock. Investor also represents that it has not been organized for the specific purpose of acquiring the Common Stock.

          3.5     Accredited  Investor.  Investor  is  an  "accredited investor"
                  --------------------
within  the  meaning  of  SEC  Rule 501 of Regulation D, as presently in effect.

          3.6     Restricted  Securities.  Investor  understands that the shares
                  ----------------------
of Common Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Common Stock may be resold without registration under the Act only in certain limited circumstances, including without limitation, in compliance with the requirements of the legend described in Section 3.7 of this Agreement. In the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Act, the Common Stock must be held indefinitely. Investor further represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public.

          3.7     Legends.  It  is  understood  that the certificates evidencing
                  -------
the  Common  Stock  may  bear  the  following  legend:

"THE ISSUANCE OF SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT"), OR ANY OTHER APPLICABLE STATE LAW, AND WAS MADE IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION AND QUALIFICATION PROVIDED IN THE ACT AND THE GEORGIA ACT, INCLUDING WITHOUT LIMITATION, SECTION 10-5-9(13) OF THE GEORGIA ACT. THESE SECURITIES CANNOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, AND AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."


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     4.   Certain  Covenants.
          ------------------

          4.1.     Use  of  Proceeds.  The Company shall contribute the proceeds
                   -----------------
from the sale of the Common Stock to the Thrift, which shall use such proceeds for working capital and other general corporate purposes. Except as set forth above, no part of such proceeds shall be paid to affiliates of the Company.

          4.2     Discretionary Services.  After the Closing, Investor's general
                  ----------------------
partner (the "General Partner") intends to support the further growth and development of the business of the Company and the Thrift and intends to meet with certain officers and directors from time to time (in person or by telephone) to offer advice and counsel. Nothing herein shall be construed, however, to require the General Partner to devote any minimum number of hours or to grant the Company any cause of action against the General Partner for any failure to provide such services.

          4.3     Access.  For  purposes of conducting a financial, business and
                  ------
legal due diligence of the Company, the Company agrees that it shall provide Investor with such information as Investor may from time to time reasonably request with respect to the Company and permit Investor to make such investigation thereof as Investor may reasonably request.

          4.4     Capital Structure.  The Company covenants and agrees that from
                  -----------------
the date of this Agreement and until the Closing and except for transactions contemplated pursuant to this Agreement (e.g., the conversion of shares of the Series A preferred stock into common stock and the issuance of repriced warrants, all as disclosed in Section 2.2 of the Schedule of Exceptions), it will not issue, sell or grant options (except options granted under the Company's 1998 Stock Incentive Plan that are issued in the ordinary course of business consistent with past practice), warrants or rights to purchase or subscribe to, or enter into any agreement or contract with respect to the issuance, sale or redemption of any capital stock or any equity securities or obligations convertible into or exchangeable for any shares of its capital stock, or otherwise make changes in its capital structure, including without limitation by way of a stock split, stock dividend, etc.

          4.5     No  Dividends.  The Company covenants and agrees that from the
                  -------------
date of this Agreement and until the Closing, it will not, except for payments of accrued dividends on preferred stock, declare, pay or set aside for payment any dividend or other distribution of assets in respect of its capital stock.

     5.   Conditions of Investor's Obligations at Closing.  The obligations of
          -----------------------------------------------
Investor under Section 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived at the sole discretion of Investor:

          5.1.     Representations  and  Warranties.  The  representations  and
                   --------------------------------
warranties  of the Company contained in Section 2 shall be true on and as of the
                                        ---------
Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except for such changes as are specifically contemplated or permitted by this Agreement.


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
          5.2.     Performance.  The  Company  shall have performed and complied
                   -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3.     Compliance  Certificate.  The  President of the Company shall
                   -----------------------
deliver to Investor at the Closing an executed certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.4.     Secretary's  Certificate.  The Secretary of the Company shall
                   ------------------------
deliver to Investor at the Closing an executed certificate certifying the Company's Board resolutions and incumbency of officers or others acting in a representative capacity.

          5.5.     Qualifications  and Approvals.  All authorizations, approvals
                   -----------------------------
or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.6.     Proceedings  and  Documents.  All  corporate  and  other
                   ---------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to Investor, and Investor shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

          5.7.     Conversion  of  Preferred  Stock.  All  holders  of  Series A
                   --------------------------------
preferred  stock  shall  have converted their preferred stock into common stock.

          5.8.     Due  Diligence.  Investor  shall  have  completed a review in
                   --------------
form and scope satisfactory to Investor of business, financial and legal matters with respect to the Company and, on the basis of such review, nothing shall have come to the attention of Investor that causes Investor to conclude, in its sole discretion, that the Company has suffered any material adverse change in its business, prospects, financial condition or operations.

     6.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, which may be waived in writing at the sole discretion of the Company:

          6.1.     Representations  and  Warranties.  The  representations  and
                   --------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2.     Payment of Purchase Price.  The Investor shall have delivered
                   -------------------------
the  purchase  price  specified  in  Section  1.1.

          6.3.     Qualifications.  All authorizations, approvals or permits, if
                   --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.4   Conversion of Preferred Stock.  At least 80% of the issued and
                -----------------------------
outstanding shares of the Series A preferred stock shall have been converted into common stock.

     7.          Miscellaneous.
               -------------

          7.1.     Survival.  The  warranties,  representations and covenants of
                   --------
the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. In the event that any legal action arises out of any breach of any representation, warranty or covenant of the Company contained in this Agreement, the Company will indemnify Investor for all losses or damages that arise out of such action, including reasonable attorneys fees.

          7.2.     Successors  and  Assigns.  This Agreement may not be assigned
                   ------------------------
by Investor or the Company without the express written consent of the other party hereto, which consent may be withheld in such party's sole discretion. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3.     Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
construed under the laws of the State of Georgia as applied to agreements among Georgia residents entered into and to be performed entirely within Georgia.

          7.4.     Titles  and Subtitles.  The titles and subtitles used in this
                   ---------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.5.     Notices.  All  notices  required or permitted hereunder shall
                   -------
be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

          7.6.     Expenses.  In the event that the transactions contemplated by
                   --------
this Agreement fail to consummate through no fault of Investor, the Company shall reimburse Investor for reasonable legal fees not to exceed $5,000.

          7.7.     Amendments  and Waivers.  This Agreement shall not be amended
                   -----------------------
except by written instrument duly executed by all parties. The failure of any party to this Agreement at any time or times to require performance of any provision of this Agreement shall in no manner affect the rights to enforce the same, and no waiver by any party of any provision (or breach of any provision) of this Agreement, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provisions of this Agreement.

          7.8.     Severability.  If  one  or  more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.9.     Entire  Agreement.  This Agreement and the documents referred
                   -----------------
to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

          7.10.     Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.11     Confidentiality.  For  a term of four (4) years following the
                   ---------------
execution of this Agreement, Investor will not make any public disclosures about, and agrees to hold in trust and strictest confidence, the Confidential Information (as that term is defined herein) and Investor agrees not to use, reproduce, distribute, disclose or otherwise disseminate the Confidential Information; provided however, that Investor may disclose any of the
              --------  -------
Confidential Information (i) to any of its legal and professional advisors so long as such advisors are made aware of and agree to comply with the provisions of this Section 7.11, (ii) to any relevant governmental agencies but only if and to the extent necessary to implement and consummate the terms of this Agreement; or (iii) if legally compelled (by deposition, interrogatory, request for production of documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, and in such case, only after prior written notice to the Company so that Company may seek a protective order or other appropriate remedy. "Confidential Information" means information and the compilation of information related to the operation and business of the Company and the Thrift which derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use, including without limitation, the existence and/or contents of this Agreement or the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first above written.

                                 EBANK  FINANCIAL  SERVICES,  INC.


                                 By:/s/  James  l.  Box
                                    -------------------------------------
                                         James  L.  Box
                                         Chief  Executive  Officer

                     Address: 2410 Paces Ferry Road, Suite 190 Atlanta, Georgia 30339


                                 MARSHALL  INVESTMENTS,  L.P.


                                 By:/s/  Michael  P.  Marshall,  Sr.      3/4/03
                                    -------------------------------------
                                         Michael  P.  Marshall,  Sr.
                                         General  Partner

                     Address:    PMB  25121,  P.O.  Box  20,000
                                 Jackson,  Wyoming  83001

                                    EXHIBIT A
                                    ---------

1.   Private Offering Warrants
     -------------------------

     - Warrants to purchase 1,000,000 shares of common stock which are immediately exercisable for $3.50 per share.

     - Terminate on the earlier of five years after issuance or 30 days after the Company notifies each holder the closing price of the Company's common stock has equaled or exceeded $5.00 per share for 20 consecutive days.

2.   Private Offering Warrants
     -------------------------

     - Warrants to purchase 195,000 shares of common stock which are immediately exercisable for $4.00 per share.

     - Terminate on the earlier of five years after issuance or 30 days after the Company notifies each holder the closing price of the Company's common stock has equaled or exceeded $5.50 per share for 20 consecutive days.

3.   Guarantor Warrants
     ------------------

     - In consideration for guaranteeing a loan, the Company granted certain of the directors serving at that time warrants to purchase 159,999 shares of common stock.

     - Warrants are immediately exercisable for $3.00 per share and expire 10 years from the date of grant.

4.   Warrants for Services Rendered
     ------------------------------

     - The Company issued a warrant to purchase 3,000 shares of the Company's common stock to one individual as compensation for services rendered.

     - Warrants are immediately exercisable for $2.50 per share and expire five years from the date of grant.

5.   Warrants for Services Rendered
     ------------------------------

     - As partial payment for services rendered by Attkisson, Carter & Company (formerly, Attkisson, Carter & Akers) as placement agent in certain private placements, the Company issued to Attkisson, Carter & Company and certain of its members, warrants to purchase up to 200,000 shares of the Company's common stock.

     - Warrants are immediately exercisable for $4.00 per share and expire five years from the date of grant.

6.   Options Under 1998 Stock Incentive Plan
     ---------------------------------------

     - There are currently options issued and outstanding for 222,834 shares of common stock under the 1998 Stock Incentive Plan.

                             SCHEDULE OF EXCEPTIONS
                             ----------------------

Section 2.2     Capital Stock.  The issued and outstanding stock of the Company
                -------------
as disclosed in Section 2.2 of the Agreement may change before the date of the Closing due to (i) the conversion of any of the Series A preferred stock into shares of common stock; (ii) any exchanges of certain of the warrants described in items 1, 2 and 5 on Exhibit A for new warrants with a lower strike price of
                       ---------
1.75; (iii) issuances of, or exercises of, stock options under the Company's 1998 Stock Incentive Plan, as such plan may be amended from time to time; and
(iv) any dividend declared by the Company and paid in common stock with respect to the Series A preferred stock.

The Company has pledged shares of the Thrift's common stock to Nexity Bank as security for a promissory note in the principal sum of $250,000.

Section 2.5     Non-contravention.  Investor will be required to make a filing
                -----------------
with the Office of Thrift Supervision (the "OTS") before obtaining the Common Stock (the Company will assist Investor in preparing and filing this application). In addition, certain of the holders of Series A preferred stock may be required to make a filing with the OTS.